                                                                   Exhibit 10.72

                      NINTH AMENDMENT TO CREDIT AGREEMENT

          THIS NINTH AMENDMENT TO CREDIT AGREEMENT ("Ninth Amendment") is
                                                     ---------------
effective as of November 12, 1999, and is entered into by and among P-COM, INC., a Delaware corporation ("Borrower"); the financial institutions signatory hereto
                         --------
(each individually a "Lender" and collectively the "Lenders"); UNION BANK OF
                      ------                        -------
CALIFORNIA, N.A., for itself, as a Lender, and as administrative agent for Lenders (in such capacity, "Agent"); and BANK OF AMERICA NATIONAL TRUST AND
                            -----
SAVINGS ASSOCIATION (for itself, as a Lender, and as syndication agent for Lenders (in such capacity, "Syndication Agent").
                            -----------------

                                   RECITALS
                                   --------

          A. Borrower, Lenders, Agent, and Syndication Agent have entered into that certain Credit Agreement dated as of May 15, 1998, as amended (collectively, the "Credit Agreement"), pursuant to which Agent, Syndication
                    ----------------
Agent, and Lenders agreed to provide financial accommodations to or for the benefit of Borrower upon the terms and conditions contained therein. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Credit Agreement shall be applied herein as defined or established therein.

          B.  Events of Default have occurred and are continuing under Sections
                                                                       --------
6.2(a), 6.2(c),  6.2(d) and 6.2(w) of the Credit Agreement for the period ending
------  ------   ------     ------
and as of September 30, 1999 (collectively, the "Applicable Defaults").
                                                 -------------------

          C. Borrower has requested that Agent, Syndication Agent, and Lenders waive the Applicable Defaults and make certain amendments to the Credit Agreement in connection therewith. Agent, Syndication Agent, and Lenders are willing to do so subject to the terms and conditions of this Ninth Amendment.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the continued performance by Borrower of its promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lenders, Agent, and Syndication Agent hereby agree as follows:

          1.  Ratification and Incorporation of Credit Agreement and Other Loan
              -----------------------------------------------------------------
Documents.  Except as expressly modified under this Ninth Amendment, (a)
---------
Borrower hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Credit Agreement and the other Loan Documents, and (b) all of the terms and conditions set forth in the Credit Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein. Without limiting the generality of the foregoing, each of Borrower and each other Loan Party acknowledges and agrees that as of November 12, 1999, the sum of (i) the aggregate outstanding principal amount of all Loans, plus (ii) the aggregate outstanding Letter of
                               ----
Credit Usage was $29,981,880.43. Each of Borrower and each other Loan Party represents that it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of such Debt.

          2.   Amendments to Credit Agreement.
               ------------------------------

               (a) The following new definition is hereby added to the Credit Agreement in appropriate alphabetical order:

               "Budget":  the weekly cash flow projections of Borrower dated as
                ------
     of November 9, 1999, for the period from the week ending November 5, 1999, through and including the week ending January 28, 2000, delivered by Borrower to Agent and Lenders in connection with the Ninth Amendment to Credit Agreement, which projections may be (a) modified from time to time, at the request of Agent or any Lender, to provide additional detail or information or (b) otherwise modified with the consent of Agent and Lenders.

               (b) Section 6.1(a) shall be amended to add the word "and" at the
                   --------------
end of clause (vi) and add the following new clause (vii):

                   (vii) as soon as available, but in any event on or before the second Business Day of each week, a written report setting forth in comparative form Borrower's actual results on a cash basis as of the end of the immediately preceding week versus the amount identified as the "Ending Cash Balance" in the Budget for such immediately preceding week.

               (c) Each of Section 6.2(a) and Section 6.2(c) is hereby deleted
                           --------------     --------------
in its entirety.

               (d) Section 6.2(d) is hereby deleted in its entirety and the
                   --------------
following is substituted therefor:

               (d) Profitability.  Permit Consolidated Pre-Tax Income of
                   -------------
     Borrower and its consolidated Subsidiaries to reflect a loss exceeding the correlative amount listed below for any fiscal quarter of Borrower commencing with the fiscal quarter ended December 31, 1999; provided, that
                                                                 ---------
     any profit recognized from any exchange from time to time by Borrower of certain shares of its Common Stock for certain of the Notes issued pursuant to the Indenture shall be excluded from Consolidated Pre-Tax Income for purposes of this Section 6.2(d):

               December 31, 1999        $(8,200,000).

               (e) Clause (ii) of Section 6.2(l) is hereby deleted in its
                                  --------------
entirety and the following is substituted therefor:

                   (ii) at any time after the Revolving Commitment has been permanently reduced to $22,000,000, Borrower may assign and sell accounts receivable to any Qualified Financial Institutions pursuant to the Receivables Facilities; provided, that the total outstanding amount of all
                             --------
     purchased receivables under the Receivables Facilities shall not exceed $7,000,000 at any time; and provided, further, that Borrower shall not
                                 --------  -------
     assign or sell any accounts receivable following the occurrence and during the continuation of a Potential Event of Default or an Event of Default.

               (f) Section 6.2(w) is hereby deleted in its entirety and the
                   --------------
following is substituted therefor:

                   (w) Minimum Consolidated EBITDA.  Permit Consolidated
                       ---------------------------
     EBITDA to be less than the correlative amount listed below for any fiscal quarter of Borrower commencing with the fiscal quarter ended December 31, 1999:

               December 31, 1999        $   (1,000,000).

               (g) Section 7.1(n) is hereby deleted in its entirety and the
                   --------------
following is substituted therefor:

                   (n) Borrower shall default on its obligations under (i) that certain Exchange Agreement dated June 4, 1999, between Marshall Capital Management, Inc. and Borrower, as modified by that certain waiver letter dated August 6, 1999, and as the same may be amended, supplemented, or otherwise modified from time to time, (ii) that certain Exchange Agreement dated June 4, 1999, between Capital Ventures International and Borrower, as modified by that certain waiver letter dated August 9, 1999, and as the same may be amended, supplemented, or otherwise modified from time to time, or (iii) that certain Exchange Agreement dated June 4, 1999, between Castle Creek Technology Partners LLC and Borrower, as modified by that certain waiver letter dated August 4, 1999, and as the same may be amended, supplemented, or otherwise modified from time to time, including, without limitation, Borrower's obligations under Section 5(d)(ii) of each such Exchange Agreement;

               (h) The following new Section 7.1(o) is hereby added to the
                                     --------------
Credit Agreement:

                   (o) the actual amounts expended or incurred by Borrower during any week shall exceed the amount identified as the "Ending Cash Balance" in the Budget by more than 15% for such week;

          3.  Consent.  Notwithstanding any contrary term or provision set forth
              -------
in the Credit Agreement, Agent and Lenders hereby consent, subject to the terms and conditions set forth herein, to the following:

               a. Borrower's issuance of warrants for the purchase of 443,000 shares of its Common Stock to the holders ("Series B Holders") of the Common
                                            ----------------
Stock that was issued in exchange for Borrower's Series B Convertible Participating Preferred Stock ("Series B Stock");
                                --------------

               b. Borrower's issuance of up to 220,000 shares of its Common Stock to the Series B Holders; and

               c. Borrower's issuance to the Series B Holders of a convertible promissory note in the original principal amount of $400,000 bearing interest at a rate of 12%, and having no scheduled payments of interest or principal until November 15, 2000.

          4.   Waivers by Agent and Lenders.  Subject to satisfaction of each of
               ----------------------------
the conditions set forth in Section 5 of this Ninth Amendment, Agent and Lenders
                            ---------
hereby waive the Applicable Defaults and agree that, with respect to the Applicable Defaults only, no Default or Event of Default shall be deemed to have occurred as a result thereof; provided, that such waiver shall not be deemed
                              --------
effective to the extent that any of the following has occurred: (a) with respect to the Applicable Default under Section 6.2(d), Consolidated Pre-Tax
                                        --------------
Income of Borrower and its consolidated Subsidiaries for the fiscal quarter ending September 30, 1999, reflects a loss in excess of $(15,000,000); or (b) with respect to the Applicable Default under Section 6.2(w), Consolidated EBITDA
                                             --------------
for the fiscal quarter ending September 30, 1999, is less than $(6,000,000).

          5.   Conditions to Effectiveness.  This Ninth Amendment shall become
               ---------------------------
effective on November 12, 1999 (the "Effective Date"), only upon satisfaction of
                                     --------------
each of the following conditions:

               (a) receipt by Agent of this Ninth Amendment duly executed by Borrower, Bank of America National Trust and Savings Association, as Syndication Agent and Lender, and Union Bank of California, N.A., as Agent and Lender;

               (b) receipt by Agent of the attached Guarantor Consents (individually, a "Guarantor Consent" and collectively, the "Guarantor
                  -----------------                         ---------
Consents"), duly executed by each Guarantor;
--------

               (c) with respect to each of the Series B Holders of Series B Stock, receipt by Agent of either (i) a fully-executed agreement, in form and substance satisfactory to Agent, by and between Borrower and such Series B Holder relating to, among other things, such Series B Holder's waiver of rights to redeem shares of Borrower's Common Stock pursuant to Section 5 of the Exchange Agreements or (ii) a waiver letter from such Series B Holder extending the deadlines established in Section 5(d)(ii) of each of the Exchange Agreements referred to in Section 2(g) of this Ninth Amendment to a date not earlier than November 22, 1999, in form and substance reasonably satisfactory to Agent;

               (d) receipt by Agent of the Budget attached hereto as Exhibit A;
                                                                     ---------

               (e) receipt by Agent of copies of resolutions, in form and substance satisfactory to Agent and its counsel, of the Board of Directors or other authorizing documents of Borrower, authorizing the execution and delivery of this Ninth Amendment; and

               (f) the absence of any Potential Events of Default or Events of Default, after giving effect to Section 4 hereof.
                                ---------

          6.   Additional Covenants.
               --------------------

               (a) On or before November 22, 1999, with respect to each of the Series B Holders that on the Effective Date delivered a waiver letter referenced in clause (ii) of Section 5(c) of this Ninth Amendment, Borrower shall deliver a
   -----------    ------------
fully-executed agreement, in form and substance satisfactory to Agent, by and between Borrower and such Series B Holder relating to, among other things, such Series B Holder's waiver of its rights to redeem shares of Borrower's Common Stock pursuant to Section 5 of the Exchange Agreements.

               (b) On or before November 30, 1999, Borrower shall deliver the following items to Agent: (i) executed signature pages of P-Com Network Services (UK) Ltd. and RT Masts Ltd. to the Subsidiary Pledge Agreement and final schedules thereto; (ii) original stock certificates of RT Masts Ltd., RT Ltd., and Sky Masts, Ltd. and original stock powers relating thereto; and (iii) Secretary's Certificate of Borrower attaching board resolutions referred to in
Section 5(d) of the Eighth Amendment to Credit Agreement.
------------

               (c) Borrower acknowledges that it has granted a lien to Agent, for the benefit of Agent and Lenders, on all of its tangible and intangible assets and that Agent has requested that Borrower provide Agent and Lenders with updated information relating to the status of the registration of its assets consisting of its rights and licenses to use trademarks, trade names, copyrights, patents or technical processes (collectively "Intellectual
                                                          ------------
Property"). Borrower shall (i) on or before November 30, 1999, deliver to Agent
---------
and Lenders a schedule listing all of Borrower's and Subsidiaries' rights and licenses to use Intellectual Property and the status of the registration of same, and (ii) without limiting its obligations under Section 6.1(i) of the
                                                      --------------
Credit Agreement, use its commercially reasonable best efforts to apply (or cause its Subsidiaries to apply) for registration with the United States Patent and Trademark Office or United States Copyright Office, as applicable, each of Borrower's or Borrower's Subsidiaries' rights or licenses to use Intellectual Property existing in any Material Product (including Intellectual Property existing in the Borrower's product known as the point to multipoint wireless transmission system) that is not currently registered or in the process of being registered. If Borrower fails to use commercially reasonable efforts to apply for the registrations described in clause (ii) of this subparagraph (c), then
                                   -----------         ----------------
such failure shall constitute an Event of Default.

               (d) If Borrower is unable to deliver or cause the delivery of the items described in subparagraphs (a), (b) or (c)(i) of this Section 6 by the
                   -----------------  ---                   ---------
applicable date of delivery therefor, then such failure shall constitute an Event of Default.

               (e) On or after the Effective Date, Borrower shall not transfer, or permit any of its Subsidiaries to transfer, any of its assets (including cash or cash equivalents) to P-Com (Barbados) FSC Limited and P-Com Corpl, Int'l (Cayman) Ltd. The failure of Borrower to comply with this Section 6(e) shall
                                                          ------------
constitute an Event of Default.

          7.  Representations and Warranties.  In order to induce Lenders to
              ------------------------------
enter into this Ninth Amendment, Borrower represents and warrants to Agent, Syndication Agent, and Lenders that the following statements are true, correct and complete as of the Effective Date of this Ninth Amendment:

               (a) Corporate Power and Authority.  Borrower has all requisite
                   -----------------------------
corporate power and authority to enter into this Ninth Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Ninth Amendment (the "Amended Agreement").
                                                          -----------------
The Certificate of Incorporation and Bylaws of Borrower have not been amended since the copies previously delivered to Agent, Syndication Agent, and Lenders.

               (b) Authorization of Agreements.  The execution and delivery of
                   ---------------------------
this Ninth Amendment and the performance by Borrower of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrower.

               (c) No Conflict.  The execution and delivery by Borrower of this
                   -----------
Ninth Amendment do not and will not contravene (i) any law or any governmental rule or regulation applicable to Borrower, except to the extend not resulting in a Material Adverse Effect, (ii) the Certificate of Incorporation or Bylaws of Borrower, (iii) any order, judgment or decree of any court or other agency of government binding on Borrower, or (iv) any material agreement or instrument binding on Borrower, except to the extent not resulting in a Material Adverse Effect.

               (d) Governmental Consents.  The execution and delivery by
                   ---------------------
Borrower of this Ninth Amendment and the performance by Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body (except routine reports required pursuant to the Securities Exchange Act of 1934, as amended (as such act is applicable to any Loan Party), which reports will be made in the ordinary course of business).

               (e) Binding Obligation.  This Ninth Amendment and the Amended
                   ------------------
Agreement have been duly executed and delivered by Borrower and are the binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws and equitable principles relating to or affecting creditors' rights.

               (f) Incorporation of Representations and Warranties From Credit
                   -----------------------------------------------------------
Agreement.  The representations and warranties contained in Section 5.1 of the
---------                                                   -----------
Credit Agreement
are correct in all material respects on and as of the Effective Date of this Ninth Amendment as though made on and as of such date, except (a) to the extent that a particular representation or warranty by its terms expressly applies only to an earlier date, or (b) to the extent that Borrower or any other Loan Party, as applicable, has previously advised Agent in writing as contemplated under the Credit Agreement.

              (g) Absence of Default.  After giving effect to Sections 2, 3 and

                  ------------------                          ----------  -
4 of this Ninth Amendment, no event has occurred and is continuing or will
-
result from the consummation of the transactions contemplated by this Ninth Amendment that would constitute an Event of Default or a Potential Event of Default.

          8.  Release.
              -------

              (a) Each Loan Party acknowledges that Agent, Syndication Agent, and Lenders would not enter into this Ninth Amendment without the Loan Parties' assurance that each Loan Party has no claims against Agent, Syndication Agent, or Lenders, or any of such parties' shareholders, officers, directors, employees, agents, or attorneys arising out of or related to the Loan Documents or any other agreement between any Loan Party and any Lender. Except for the obligations arising hereafter under the Amended Agreement, each Loan Party, for itself and on behalf of its successors, assigns, and present and future shareholders, officers, directors, employees, agents, and attorneys, hereby remises, releases and forever discharges each of Agent, Syndication Agent, and each Lender and their respective present and former shareholders, officers, directors, employees, agents, attorneys, successors and assigns from any and all claims, rights, actions, causes of action, suits, liabilities, defenses, damages and costs that both (a) exist or may exist as of the Effective Date and (b) arise from or are otherwise related to the Credit Agreement or the other Loan Documents, any transaction contemplated thereby, the administration of the Loans and other financial accommodations made thereunder, the collateral security given in connection therewith, or any related discussions or negotiations, in each case whether known or unknown, suspected or unsuspected. Each Loan Party waives the provisions of California Civil Code section 1542, which states:

          A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

                (b) The provisions, waivers and releases set forth in this section are binding upon each Loan Party and each Loan Party's shareholders, agents, employees, assigns and successors in interest. The provisions, waivers and releases of this section shall inure to the benefit of each Lender, Agent, Syndication Agent, and each such party's shareholders, agents, employees, officers, directors, assigns and successors in interest as parties to the Credit Agreement.

               (c) The provisions of this section shall survive payment in full of the obligations, full performance of all the terms of this Ninth Agreement and the Loan Documents, or Agent's or any Lender's actions to exercise any remedy available under the Loan Documents or otherwise.

               (d) Each Loan Party warrants and represents that each such Loan Party is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and each such Loan Party has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any Person any such claim or any portion thereof. Each Loan Party shall indemnify and hold harmless each Lender, Agent, and Syndication Agent, from and against any claim, demand, damage, debt, liability (including payment of reasonable attorneys' fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any assignment or transfer.

          9.  Entire Agreement.  This Ninth Amendment, together with the Credit
              ----------------
Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Ninth Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof.

          10.  Miscellaneous.
               -------------

               (a) Counterparts.  This Ninth Amendment may be executed in
                   ------------
identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page to this Ninth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

               (b) Headings.  Section headings used herein are for convenience
                   --------
of reference only, are not part of this Ninth Amendment, and are not to be taken into consideration in interpreting this Ninth Amendment.

               (c) Recitals.  The recitals set forth at the beginning of this
                   --------
Ninth Amendment are true and correct, and such recitals are incorporated into and are a part of this Ninth Amendment.

               (d) Governing Law.  THIS NINTH AMENDMENT SHALL BE GOVERNED BY,
                   -------------
AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS.

               (e) Effect.  Upon the effectiveness of this Ninth Amendment,
                   ------
from and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

               (f) No Novation.  Except as expressly provided in this Ninth
                   -----------
Amendment, the execution, delivery, and effectiveness of this Ninth Amendment shall not (i) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, (ii) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents, or (iii) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

               (g) Conflict of Terms.  In the event of any inconsistency
                   -----------------
between the provisions of this Ninth Amendment and any provision of the Credit Agreement, the terms and provisions of this Ninth Amendment shall govern and control.

          IN WITNESS WHEREOF, this Ninth Amendment to Credit Agreement has been duly executed as of the date first written above.

                              P-COM, INC.


                              By: /s/ Robert E. Collins
                                 _____________________________
                              Name: Robert E. Collins
                                   ___________________________
                              Title: VP & CFO
                                    __________________________

                              UNION BANK OF CALIFORNIA, N.A.,
                              as Agent and a Lender


                              By: /s/ Allan B. Miner
                                 _____________________________
                              Name: Allan B. Miner
                                   ___________________________
                              Title: Vice President
                                    __________________________

                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as Syndication Agent and a Lender

                              By: /s/ M. Duncan McDuffle
                                 _____________________________
                              Name: M. Duncan McDuffle
                                   ___________________________
                              Title: Managing Director
                                    __________________________

                              GUARANTOR CONSENTS

          Each of the undersigned hereby (i) ratifies and reaffirms, as of the date hereof, all of the provisions of that certain Subsidiary Guaranty in favor of Agent dated as of May 15, 1998 (the "Guaranty"), (ii) acknowledges receipt of
                                        --------
a copy of the Ninth Amendment to Credit Agreement effective as of November12, 1999 (the "Ninth Amendment"), (iii) consents to all of the provisions of the
           ---------------
Ninth Amendment, and (iv) acknowledges and agrees that nothing contained in the Ninth Amendment in any way affects the validity and enforceability of the Guaranty.


Effective as of November 12, 1999    CONTROL RESOURCES CORPORATION

                                     By: /s/ George Roberts
                                        _____________________________
                                     Name: George Roberts
                                          ___________________________
                                     Title: Chairman
                                           __________________________


Effective as of November 12, 1999    P-COM NETWORK SERVICES, INC.

                                     By: /s/ George Roberts
                                        _____________________________
                                     Name: George Roberts
                                          ___________________________
                                     Title: Chairman
                                           __________________________


Effective as of November 12, 1999    P-COM FINANCE CORPORATION

                                     By: /s/ George Roberts
                                        _____________________________
                                     Name: George Roberts
                                          ___________________________
                                     Title: Chairman
                                           __________________________


Effective as of November 12, 1999    P-COM UNITED KINGDOM, INC.

                                     By: /s/ George Roberts
                                        _____________________________
                                     Name: George Roberts
                                          ___________________________
                                     Title: Chairman
                                           __________________________


Effective as of November 12, 1999    TELEMATICS, INC.

                                     By: /s/ George Roberts
                                        _____________________________
                                     Name: George Roberts
                                          ___________________________
                                     Title: Chairman
                                           __________________________

                                   EXHIBIT A
                                   ---------

                                (See Attached)

                                       12